                                                                   Exhibit 4.1


    NUMBER                                                     SHARES
 ____________   __________________________________________   ____________
|    C-0     | | INCORPORATED UNDER THE LAWS OF THE STATE | |            |
|____________| |              OF DELAWARE                 | |____________|
               |__________________________________________|


                             CorvettePorsche Corp.


                  COMMON STOCK PAR VALUE ONE CENT ($0.01) EACH


                                                            See Reverse for
                                                        Certain Definitions



THIS IS TO CERTIFY THAT ___________________________________ IS THE OWNER OF

____________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized

Attorney upon surrender of this Certificate properly endorsed.


WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.



DATED ______________________________________

                            [Reverse of Certificate]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  - as tenants in        UNIF GIFT MIN ACT ________ Custodian _______
            common                                  (Cust)            (Minor)

 TEN ENT  - as tenants by                       under Uniform Gifts to Minors
            the entireties
                                                Act _________________________
 JT TEN   - as joint tenants                                (State)
            with right of
            survivorship and
            not as tenants in
            common


    Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED ________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
|_____________________________________|____________________________________


___________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)


___________________________________________________________________________


___________________________________________________________________________


____________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


     DATED _________________________


     IN PRESENCE OF

     _______________________________       _______________________________



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.